Exhibit 99.1

Investcorp AI Acquisition Corp. Announces Entry into Business Combination Agreement and Scheme Implementation Deed with Bigtincan

NEW YORK, October 21, 2024 – Investcorp AI Acquisition Corp. (“IAAC”) (Nasdaq: IVCA)1 is pleased to announce that it has agreed to terms with Bigtincan Holdings Limited (“Bigtincan”) (ASX:BTH) under which, if implemented, IAAC would combine with Bigtincan’s business and list on the Nasdaq through a newly formed Cayman Islands exempted company called “Bigtincan Limited” (the “Transaction”).

Transaction Highlights

•	Implied pre-money equity valuation of Bigtincan of US$275m2 on a fully diluted basis being A$0.48[3] per share based on the assumptions described in the footnote below

•

Investcorp Cayman Holdings Limited (“Investcorp”), an affiliate of the sponsor of IAAC, has committed to invest US$12.5m (~A$18.7m4) into Bigtincan Limited by way of subscription for ordinary shares as part of the Transaction

•	In addition, Bigtincan Limited will seek to raise up to US$25.0m (~A$37.3m5) from institutional investors in a PIPE[6] transaction and up to US$25m of debt finance to support the Transaction

•

Pursuant to the Transaction, a partial cash election alternative is intended to be made available to Bigtincan shareholders, under which Bigtincan shareholders may elect to receive cash consideration for their shares of US$0.16145 (~A$0.2417) per Bigtincan share, subject to availability of funds and a scale back mechanism[8]

•

Bigtincan shareholders will own approximately 75%[9] of Bigtincan Limited immediately following implementation of the Transaction, subject to cash elections available to and made by Bigtincan shareholders, the number of Bigtincan Limited shares sold to PIPE investors and redemptions made by IAAC shareholders

Harsh Shethia, a 22-year veteran of Investcorp and advisor to IAAC said: “This transaction offers tremendous value not just for Bigtincan’s shareholders, but also for its customers, employees, and partners. It’s a chance to showcase Australia’s strength in AI innovation, especially in sectors like sales enablement, and position an Australian-born company as a global leader in enterprise software. We’re excited to help Bigtincan take the next step in its journey.”

[1]	A special purpose acquisition company.
[2]

US$275 million valuation is based on 851.5 million BTH shares outstanding (assuming exercise of outstanding in-the-money options and rights), the exchange ratio of 1 Bigtincan Limited share for every 30.97 BTH shares under the BCA and the SID, and the US$10 per Bigtincan Limited share price of Investcorp’s US$12.5 million investment in Bigtincan Limited. There can be no assurances that Bigtincan Limited shares will trade at or above US$10 following completion of the transaction.

[3]	Based on US$275 million divided by 851.5 million BTH shares, converted to AUD at an assumed AUD/USD exchange rate of AUD1/USD0.67.
[4]	Assumes an AUD/USD exchange rate of 0.67.
[5]	Assumes an AUD/USD exchange rate of 0.67.
[6]	Private Investment in Public Equity.
[7]	Assumes an AUD/USD exchange rate of 0.67.
[8]	There is no certainty that this cash election opportunity will be available.
[9]

This percentage assumes no cash election facility, US$37.5M of PIPE investment at US$10 per Bigtincan Limited share, that 952,291 Bigtincan Limited shares are issued in exchange for performance rights, service rights and employee options, and 100% redemptions of IAAC shares, other than 5,500,000 shares held by the sponsor of IAAC.

Transaction Overview

Under the Business Combination Agreement (“BCA”), scheme implementation deed (“SID”) and related Transaction documents:

•

IAAC will merge with and into BTH Merger Sub Limited, a Cayman Islands exempted company which is a direct, wholly owned subsidiary of Bigtincan Limited (“Merger Sub”), with Merger Sub continuing as the surviving company of that merger;

•

BTH will be acquired by Bigtincan Limited in a scheme of arrangement, with all of the shares in BTH being exchanged for ordinary shares in Bigtincan Limited, or, if a cash election facility is established and a valid cash election has been made by the applicable BTH shareholder, a cash payment; and

•	Bigtincan Limited shares will be listed on the Nasdaq Stock Market LLC.

Bigtincan shareholders will receive 1 Bigtincan Limited share for every 30.97 Bigtincan shares held in the Transaction, with the result that Bigtincan shareholders will own up to ~75%10 of Bigtincan ordinary shares immediately following the closing of the Transaction.

A partial cash election facility may be established, under which Bigtincan shareholders may elect to receive cash consideration for their shares of US$0.16145 (~A$0.24111) per Bigtincan share, subject to availability of funds and a scale back mechanism. If activated, Bigtincan shareholders on the register as of 12:01am today will be given preferential access for their first 5,000 shares under the cash election facility (meaning those shareholders will be entitled to receive the cash scheme consideration on those shares before any pro-rata scale back is applied).

Investcorp will invest US$12.5m (~A$18.7m12) into Bigtincan Limited as part of the Transaction, the proceeds of which will be used to fund the partial cash election facility. If additional funds can be secured which, together with the foregoing PIPE by Investcorp, aggregate to at least USD$15m, the partial cash election facility will be activated.

In addition, Bigtincan Limited will seek to raise up to US$25.0m (~A$37.3m13) of PIPE from institutional investors and up to US$25m of debt financing to support the Transaction.

Implementation of the Transaction under the Transaction Documents is subject to the satisfaction (or, where applicable, waiver) of various conditions precedent, including:

•	Bigtincan shareholders passing an advisory resolution at the Bigtincan 2024 AGM in support of the Transaction (“AGM Resolution“);

•	Foreign Investment Review Board approval in Australia;

•

customary conditions to a scheme of arrangement, including Bigtincan shareholder approval of the scheme (by 75% of the votes cast and 50% by number of Bigtincan shareholders present and voting) and Australian court approval of the scheme;

•	an independent expert concluding that the Transaction is in the best interests of Bigtincan shareholders;

•

a registration statement of Bigtincan Limited containing a proxy statement of IAAC and a prospectus for Bigtincan Limited shares being declared effective by the SEC for the purposes of obtaining IAAC shareholder approval and registering the Bigtincan Limited shares being issued in exchange for Bigtincan shares;

[10]

This percentage assumes no cash election facility, US$37.5M of PIPE investment at US$10 per Bigtincan Limited share, that 952,291 Bigtincan Limited shares are issued in exchange for performance rights, service rights and employee options, and 100% redemptions of IAAC shares, other than 5,500,000 shares held by the Investcorp IAAC sponsor.

[11]	Assumes an AUD/USD exchange rate of 0.67.
[12]	Assumes an AUD/USD exchange rate of 0.67.
[13]	Assumes an AUD/USD exchange rate of 0.67.

•	approval by the IAAC shareholders of the Transaction, Transaction documents and certain other proposals to be presented at a meeting of IAAC shareholders;

•	listing of Bigtincan Limited shares on Nasdaq; and

•	there being no material adverse effect, prescribed occurrence or breach of representations and warranties in respect of any party to the transaction documents.

The SID contains reciprocal customary exclusivity provisions (including ‘no-shop’, ‘no-talk’ and due diligence restrictions, and a notification obligation). IAAC also has a matching right.

No break fee is payable by Bigtincan to IAAC (and vice versa) if the AGM Resolution is not passed and the Transaction Documents are terminated. If the AGM Resolution is passed, then Bigtincan and IAAC may each be liable to pay a break fee to the other of US$2.75 million in the circumstances outlined in the SID.

Approval of the AGM Resolution does not mean the Transaction will occur as it will remain subject to other conditions precedent, including approval by Bigtincan shareholders at a subsequent scheme meeting.

Unanimous Recommendation of the Directors

The board of directors of IAAC considers entry into the BCA and the SID to be in the best interests of IAAC’s shareholders and unanimously recommends that IAAC’s shareholders vote in favor of the Transaction.

Indicative Timing and Next Steps

IAAC shareholders do not need to take any action at this stage.

A registration statement on Form F-4 of Bigtincan Limited (the “Registration Statement”) will be filed with the U.S. Securities and Exchange Commission (the “SEC”), which will contain a proxy statement of IAAC to solicit IAAC shareholder approval at an extraordinary general meeting of IAAC shareholders and a prospectus of Bigtincan Limited to register the Bigtincan Limited shares to be issued in connection with the Transaction. Once the SEC has declared the Registration Statement effective, it will be promptly mailed to IAAC’s shareholders, along with a proxy card for each IAAC shareholder entitled to vote at the extraordinary general meeting.

About IAAC (NASDAQ:IVAC)

Investcorp AI Acquisition Corp. (IAAC) is a blank check company that was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. IAAC is focusing on AI related investments to take advantage of the impact of AI in the global economy.

Investcorp Overview

Investcorp is a global investment manager, specializing in alternative investments across private equity, real assets and credit. Founded in 1982, Investcorp focuses on generating attractive returns for clients while creating long-term value in investee companies and for shareholders as a prudent and responsible investor. Investcorp has today 14 offices across the US, Europe, GCC and Asia, including India, China, Japan, and Singapore. Currently, Investcorp Group has approximately US$53 billion in total AUM, including assets managed by third party managers, and employs approximately 500 people from 50 nationalities globally across its offices.

Investcorp have provided Bigtincan with a view to its strategic investment strategy in AI technologies whereby they see the Bigtincan business becoming an important cornerstone of their investment portfolio in and around the AI space. Investcorp has indicated that, if the Transaction is implemented, it intends to help grow the Bigtincan business in the US and globally, as a recognized leader in AI powered sales enablement.

Investcorp has sponsored the creation of Investcorp AI Acquisition Corp. which is focused on identifying globally leading AI technologies and assets and creating a leading global provider of AI technologies with Bigtincan as a cornerstone of that strategy. Investcorp has provided guidance that it intends to establish an AI Technology Development Centre in Hobart Tasmania based around existing Bigtincan resources.

Bigtincan Overview

Bigtincan is a leading software development group focused on the sales enablement and engagement market. The company provides a comprehensive range of tools for Sales Content Management (Bigtincan Content Hub), Sales Readiness (Learning Hub) and Sales Engagement (Engagement Hub). These Hubs and associated technologies and features are used primarily by larger enterprise organisations looking to create a better sales experience for their customers in today’s more digital and remote world.

Bigtincan operates globally with users in over 50 countries and with a solution localised into more than 40 languages. The business continues to expand its global footprint while maintaining its registered head office in Sydney, Australia. The global go-to-market strategy continues to be led from Boston, Massachusetts, USA, with sales resources throughout the USA, as well as customer facing resources in Tokyo, London, Copenhagen, and throughout the USA as well as in Sydney.

Bigtincan services in excess of 100 Fortune 500 Companies as clients and has over 2,000 customer deployments globally.

Advisors

Jett Capital Advisors LLC and Henslow Pty Ltd are serving as financial advisors to Bigtincan. Gilbert + Tobin and A&O Shearman are serving as legal counsel to Bigtincan. Clayton Utz and Winston & Strawn LLP are serving as legal counsel to Investcorp.

The above information is not and is not intended to constitute financial advice, or an offer or an invitation, solicitation or recommendation to acquire or sell Bigtincan Holdings Limited shares, IAAC securities, or other financial products in any jurisdiction and is not a disclosure document or other offering document under Australian law, U.S. law, or any other applicable law. Actual results, performance or achievements of the Bigtincan Holdings Limited, Bigtincan Limited, or IAAC could be materially different from those expressed in, or implied by, any forward-looking statements contained herein. This information is for information purposes only.

The above information does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction described herein or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase, any security of Bigtincan, IAAC, any of their respective affiliates or any entities formed for the purposes of consummating the Transaction. Any such offering of securities will only be made by means of a registration statement (including a proxy statement/prospectus) filed with the SEC after such registration statement becomes effective. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933 (U.S. Securities Act).

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this press release, and on current expectations of the respective management of Bigtincan Holdings Limited or IAAC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bigtincan Holdings Limited or IAAC. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the Transaction, delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transaction, the risk that the Transaction disrupts current plans and operations, the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of Bigtincan Limited to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Transaction, the risk that the Transaction does not close in the first quarter of 2025 or at all, changes in applicable laws or regulations, the possibility that Bigtincan or IAAC may be adversely affected by other economic, business, and/or competitive factors, economic uncertainty caused by the impacts from the conflict in Russia and Ukraine and rising levels of inflation and interest rates, the risk that the approval of Bigtincan shareholders of the Transaction is not obtained, the risk that the approval of the shareholders of IAAC for the Transaction is not obtained, the risk that the PIPE is not completed prior to the closing of the Transaction or at all, the risk that even if the PIPE is completed, it will not be sufficient to fund the execution of Bigtincan’s business plan, the amount of redemption requests made by IAAC’s shareholders and the amount of funds remaining in IAAC’s trust account after the satisfaction of such requests, Bigtincan’s and IAAC’s ability to satisfy the conditions to closing of the Transaction, the risks discussed in Bigtincan’s public reports filed with the ASX, and the risks discussed in IAAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive proxy statements/prospectuses that Bigtincan Limited, IAAC and/or Bigtincan intend to file with the SEC in connection with the Transaction. If any of these risks materialize or Bigtincan’s or IAAC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Bigtincan or IAAC presently know or that Bigtincan or IAAC believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bigtincan’s and IAAC’s expectations, plans, or forecasts of future events and views as of the date of this press release. Bigtincan and IAAC anticipate that subsequent events and developments may cause their assessments to change. Bigtincan and IAAC specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing Bigtincan’s or IAAC’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

None of Bigtincan Holdings Limited, Bigtincan Limited Merger Sub, or IAAC warrants or represents that the above information is free from errors, omissions or misrepresentations or is suitable for your intended use. The above information has been prepared without taking account of any person’s investment objectives, financial situation or particular needs and nothing contained in the above information constitutes investment, legal, tax or other advice. The above information may not be suitable for your specific needs and should not be relied upon by you in substitution of you obtaining independent advice. Subject to any terms implied by law and which cannot be excluded, Bigtincan Holdings Limited accepts no responsibility for any loss, damage, cost or expense (whether direct or indirect) incurred by you as a result of any error, omission or misrepresentation in the above information.

In connection with the Transaction, the parties intend to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of IAAC and a preliminary prospectus of Bigtincan Limited and after the registration statement is declared effective, IAAC will mail a definitive proxy statement/prospectus and proxy cards relating to the Transaction to its shareholders entitled to vote at the extraordinary general meeting to be called by IAAC related to the proposed Transaction. This presentation is not a substitute for the Form F-4, the proxy statement/prospectus, or any other document that Bigtincan Holdings Limited, Bigtincan Limited or IAAC may file with the SEC or ASX or send to their respective shareholders in connection with the proposed Transaction and does not contain all the information that should be considered concerning the Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. IAAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Transaction, as these materials will contain important information about Bigtincan, IAAC and the Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the Transaction will be mailed to shareholders of IAAC as of a record date to be established for voting on the Transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, on IAAC’s website at www.investcorpspac.com/ or by directing a request to: Investcorp AI Acquisition Corporation, Century Yard, Cricket Square, Elgin Avenue, PO Box 1111, George Town, Grand Cayman, Cayman Islands KY1-1102 (phone number: +1 (345) 949-5122).

IAAC and its directors and executive officers may be deemed participants in the solicitation of proxies from its shareholders with respect to the Transaction. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of IAAC’s executive officers and directors by reading IAAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its subsequent filings under the U.S. Securities Exchange Act of 1934, as amended, the proxy statement/prospectus when it becomes available, and other relevant materials that will be filed with the SEC in connection with the proposed Transaction when they become available. . Information concerning the interests of the IAAC’s participations in the solicitation, which may, in some cases, be different than those of the IAAC shareholders generally, will be set forth in the proxy statement/prospectus relating to the proposed Transaction when it becomes available. Bigtincan and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of IAAC in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement for the Transaction when available.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.